UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 18, 2001




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Applicable
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
incorporation)                                          Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events

On May 18, 2001, the Registrant mailed a notice of annual meeting and related materials, including the Registrant's annual report, to its shareholders regarding the Registrant's annual meeting that was held at the Sutton Place Hotel, 845 Burrard Street, Vancouver, British Columbia, on Thursday, June 28, 2001, at 10:00 a.m. (local time), for the following purposes:

     (a)  to receive the Report of the Directors;

     (b) to receive the Financial Statements of the Registrant for the fiscal year ended December 31, 2000, together with the report of the auditors thereon;

     (c) to appoint auditors and to authorize the Directors to fix their remuneration;

     (d)  to elect Directors; and

     (e) to transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Registrant's annual meeting of shareholders was held on June 28, 2001 as scheduled and the Registrant's shareholders took the following actions:

The Shareholders approved the appointment of Deloitte & Touche LLP as the Auditors for the Registrant; and

The Shareholders elected the following persons as members of the Registrant's board of director:

     Erik Dysthe
     Terrence P. McGarty
     Robert C. Harris, Jr.
     Marc Rochefort
     Peter Ciceri
     David Van Valkenburg


Item 7. Financial Statements and Exhibits

        Exhibit
        Number      Description
        ------      -----------
         20.1       MDSI Mobile Data  Solutions  Inc. - Notice of Annual Meeting
                    of Shareholders

         20.2 MDSI Mobile Data Solutions Inc. - Management Proxy Circular dated May 18, 2001

         20.3       MDSI Mobile Data Solutions Inc. - Canadian Annual  Statutory
                    Report

         20.4 MDSI Mobile Data Solutions Inc. - Letter to Shareholders dated May 18, 2001

         20.5       MDSI Mobile Data Solutions Inc. - Mailing List Reply Form


Item 9.  Regulation FD Disclosure.

        Exhibit
        Number      Description
        ------      -----------
         99.1       Press Release dated June 28, 2001

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                      MDSI Mobile Data Solutions Inc.


July 10, 2001                         /s/  Greg Beniston
                                      -----------------------------------------
(Date)                                Greg Beniston, Corporate Secretary

                         MDSI Mobile Data Solutions Inc.

                                    Form 8-K

                                 EXHIBIT INDEX



        Exhibit
        Number      Description
        ------      -----------
         20.1       MDSI Mobile Data  Solutions  Inc. - Notice of Annual Meeting
                    of Shareholders

         20.2 MDSI Mobile Data Solutions Inc. - Management Proxy Circular dated May 18, 2001

         20.3       MDSI Mobile Data Solutions Inc. - Canadian Annual  Statutory
                    Report

         20.4 MDSI Mobile Data Solutions Inc. - Letter to Shareholders dated May 18, 2001

         20.5       MDSI Mobile Data Solutions Inc. - Mailing List Reply Form

         99.1       Press Release dated June 28, 2001